EXHIBIT 32.1



                                  EXHIBIT 32.1



                              Certification of CEO
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
              on Form 10-QSB for the quarter ended January 31, 2006

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended January 31, 2006, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    March 21, 2006                 By:/s/ Joseph Kristul
         --------------                    -----------------------------------
                                           Joseph Kristul
                                           Chief Executive Officer

                              Certification of CFO
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
              on Form 10-QSB for the quarter ended January 31, 2006

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended January 31, 2006, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    March 21, 2006                 By:  /s/ Thomas Schott
         --------------                      ---------------------------------
                                             Thomas Schott
                                             Chief Financial Officer